Exhibit 10.11

              THIRD AMENDED AND RESTATED JOINT FILING AGREEMENT
              -------------------------------------------------
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

This Third Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:    March 9, 2007

                     [remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                           Flag Luxury Riv, LLC

                           By: /s/ Paul Kanavos
                              --------------------------------------------------
                              Name: Paul Kanavos
                              Title: President


                           Flag Luxury Properties, LLC

                           By: /s/ Paul Kanavos
                              --------------------------------------------------
                              Name: Paul Kanavos
                              Title: President


                           MJX Flag Associates, LLC

                           By: /s/ Robert Sillerman
                              --------------------------------------------------
                              Name: Robert Sillerman
                              Title: Member


                           Flag Leisure Group, LLC

                           By: /s/ Paul Kanavos
                              --------------------------------------------------
                              Name: Paul Kanavos
                              Title: President


                           Sillerman Real Estate Ventures, LLC

                           By: /s/ Robert Sillerman
                              --------------------------------------------------
                              Name: Robert Sillerman
                              Title: Member


                           LMN 134 Family Company LLC

                           By: /s/ Mitchell J. Nelson
                              --------------------------------------------------
                              Name: Mitchell J. Nelson
                              Title: Managing Member

                           Mitchell J. Nelson

                            /s/ Mitchell Nelson
                           -----------------------------------------------------


                           Robert Sillerman

                            /s/ Robert Sillerman
                           -----------------------------------------------------


                           Paul Kanavos

                            /s/ Paul Kanavos
                           -----------------------------------------------------


                           RH1, LLC

                           By: Metro Investment
                              --------------------------------------------------
                              Its sole member

                              By: FC208, LLC
                                 -----------------------------------------------
                                 Member

                                 By: TTERB Living Trust dated 6/20/2000
                                    --------------------------------------------
                                    Its sole member

                                    By: /s/ Brett Torino
                                       -----------------------------------------
                                       Name: Brett Torino
                                       Title: Trustee


                           Metro Investment, LLC

                           By: FC208, LLC
                              --------------------------------------------------
                              Member

                               By: TTERB Living Trust dated 6/20/2000
                                  ----------------------------------------------
                                  Its sole member

                                  By: /s/ Brett Torino
                                     -------------------------------------------
                                     Name:  Brett Torino
                                     Title:  Trustee

                           FC208, LLC

                           By: TTERB Living Trust dated 6/20/2000
                              --------------------------------------------------
                              Its sole member

                              By: /s/ Brett Torino
                                 -----------------------------------------------
                                 Name:  Brett Torino
                                 Title:  Trustee


                           TTREB Living Trust dated 6/20/2000

                           By: /s/ Brett Torino
                              --------------------------------------------------
                              Name:  Brett Torino
                              Title:  Trustee


                           Brett Torino

                            /s/ Brett Torino
                           -----------------------------------------------------


                           Rivacq LLC

                           By: S OF U.S. Hotel Co-Invest Holdings, L.L.C.
                              --------------------------------------------------

                              By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                 -----------------------------------------------

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                              By: I-1/I-2 U.S. Holdings, L.L.C.
                                 -----------------------------------------------

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                           SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                           By: SOF-VII U.S. Hotel Holdings, L.L.C.
                              --------------------------------------------------

                              By: /s/ Barry S. Sternlicht
                                 -----------------------------------------------
                                 Name: Barry S. Sternlicht
                                 Title: Chief Executive Officer


                           By: I-1/I-2 U.S. Holdings, L.L.C.
                              --------------------------------------------------

                              By: /s/ Barry S. Sternlicht
                                 -----------------------------------------------
                                 Name: Barry S. Sternlicht
                                 Title: Chief Executive Officer


                           SOF-VII U.S. Hotel Holdings, L.L.C.

                              By: /s/ Barry S. Sternlicht
                                 -----------------------------------------------
                                 Name: Barry S. Sternlicht
                                 Title: Chief Executive Officer


                           I-1/I-2 U.S. Holdings, L.L.C.

                              By: /s/ Barry S. Sternlicht
                                 -----------------------------------------------
                                 Name: Barry S. Sternlicht
                                 Title: Chief Executive Officer


                           Starwood Global Opportunity Fund VII-A, L.P.

                           By: /s/ Barry S. Sternlicht
                              --------------------------------------------------
                              Its general partner

                              By: Starwood Capital Group Global, L.L.C.
                                 -----------------------------------------------
                                 Its General manager

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                           Starwood Global Opportunity Fund VII-B, L.P.

                           By: SOF-VII Management, L.L.C.
                              --------------------------------------------------
                              Its general partner

                              By: Starwood Capital Group Global, L.L.C.
                                 -----------------------------------------------
                                 Its General manager

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                           Starwood U.S. Opportunity Fund VII-D, L.P.

                           By: SOF-VII Management, L.L.C.
                              --------------------------------------------------
                              Its general partner

                              By: Starwood Capital Group Global, L.L.C.
                                 -----------------------------------------------
                                 Its General manager

                                 By:  /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                           Starwood U.S. Opportunity Fund VII-D2, L.P.

                           By: SOF-VII Management, L.L.C.
                              --------------------------------------------------
                              Its general partner

                              By: Starwood Capital Group Global, L.L.C.
                                 -----------------------------------------------
                                 Its General manager

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                           Starwood Capital Hospitality Fund I-1, L.P.

                           By: SCG Hotel Management, L.L.C.
                              --------------------------------------------------
                              Its general partner

                              By: Starwood Capital Group Global, L.L.C.
                                 -----------------------------------------------
                                 Its General manager

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                           Starwood Capital Hospitality Fund I-2, L.P.

                           By: SCG Hotel Management, L.L.C.
                              --------------------------------------------------
                              Its general partner

                              By: Starwood Capital Group Global, L.L.C.
                                 -----------------------------------------------
                                 Its General manager

                                 By: /s/ Barry S. Sternlicht
                                    --------------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                           SOF-VII Management, L.L.C.

                           By: Starwood Capital Group Global, L.L.C.
                              --------------------------------------------------
                              Its General Manager

                              By: /s/ Barry S. Sternlicht
                                 -----------------------------------------------
                                 Name: Barry S. Sternlicht
                                 Title: Chief Executive Officer


                           SCG Hotel Management, L.L.C.

                           By: Starwood Capital Group Global, L.L.C.
                              --------------------------------------------------
                              Its General Manager

                              By: /s/ Barry S. Sternlicht
                                 -----------------------------------------------
                                 Name: Barry S. Sternlicht
                                 Title: Chief Executive Officer

                           Starwood Capital Group Global, LLC

                           By: /s/ Barry S. Sternlicht
                              --------------------------------------------------
                              Name: Barry S. Sternlicht
                              Title: Chief Executive Officer


                           Barry S. Sternlicht

                            /s/ Barry S. Sternlicht
                           -----------------------------------------------------


                           High Desert Gaming, LLC

                           By: /s/ Gregory A. Carlin
                              --------------------------------------------------
                           Name: Gregory A. Carlin
                           Title: Manager

                           LAMB Partners

                           By: LAMB, LLC
                              --------------------------------------------------
                              Its Partner

                              By: /s/ Neil G. Bluhm
                                 -----------------------------------------------
                                 Name: Neil G. Bluhm
                                 Title: Manager


                           By: LAMB Investors, Inc.
                              --------------------------------------------------
                              Its Partner

                              By: /s/ Neil G. Bluhm
                                 -----------------------------------------------
                                 Name: Neil G. Bluhm
                                 Title: President


                           LAMB, LLC

                           By: /s/ Neil G. Bluhm
                              --------------------------------------------------
                              Name: Neil G. Bluhm
                              Title: Manager

                           ISLE Investors, LLC

                           By: /s/ Gregory A. Carlin
                              --------------------------------------------------
                              Name: Gregory A. Carlin
                              Title: Manager


                           Gregory A. Carlin

                            /s/ Gregory A. Carlin
                           -----------------------------------------------------


                           Neil G. Bluhm

                            /s/ Neil G. Bluhm
                           -----------------------------------------------------


                           BCB Consultants, LLC

                           By: /s/ Brian C. Black
                              --------------------------------------------------
                              Name: Brian C. Black
                              Title: Manager


                           Brian C. Black

                            /s/ Brian C. Black
                           -----------------------------------------------------